MANAGEMENT OF FINANCIAL RISK	12 Months Ended
Dec. 31, 2022
Disclosure of risk management strategy related to hedge accounting [abstract]
Disclosure of financial risk management [text block]
4)    MANAGEMENT OF FINANCIAL RISK
4.1    Financial risk factors
The Atento Group’s activities are exposed to various types of financial risk: market risk (including foreign currency risk and interest rate risk), credit risk and liquidity risk. The Atento Group’s global risk management policy aims to minimize the potential adverse effects of these risks on the Atento Group’s financial returns. The Atento Group also uses derivative financial instruments to hedge certain risk exposures.
a)    Market risk
Interest rate risk in respect of cash flow and fair value
Interest risk arises mainly as a result of changes in interest rates which affect finance costs of debt bearing interest at variable rates (or short-term maturity debt expected to be renewed), as a result of fluctuations in interest rates, and the value of noncurrent liabilities that bear interest at fixed rates.
Atento Group’s finance expenses are exposed to fluctuations in interest rates. On December 31, 2022, 10.2% of financial loans and borrowings (not including derivative financial instrument) bore interests at variable rates, while on December 31,2021 this amount was 4.4%. In both 2021 and 2022, the exposure was to to Brazilian risk-free rate (“SELIC”) and LIBOR.
We also have exposure to the Brazilian CDI rate on some of our cross-currency swaps entered after the Senior Secured Notes refinancing in February 2021. In such instruments, we exchange a fixed amount of U.S. dollars for a variable amount of Brazilian Reais, which is determined as a percentage of CDI (the Brazilian Interbank Market Rate). On June 6, 2023, The company has agreed to the unwinding of its remaining cross-currency interest rate swap agreements, refer to note 32 subsequent events.
The table below shows the change in fair value (variation) of a +/100 basis points variation in interest rate of the derivative financial instruments, the effects on the variation of other loans tied to CDI are not representative:

Thousands of U.S. dollars
INTEREST RATE	2022
FAIR VALUE	(127,707)
+1%	(16,624)
-1%	9,756
Foreign currency risk
Our foreign currency risk arises from local currency revenues, receivables, and payables, while the U.S. dollar is our functional and reporting currency. We benefit to a certain degree from the fact that the revenue we collect in each country, in which we have operations, is generally denominated in the same currency as the majority of the expenses we incur.
In accordance with our risk management policy, whenever we deem it appropriate, we manage foreign currency risk by using derivatives to hedge any exposure incurred in currencies other than those of the functional currency of the countries.
The main source of our foreign currency risk is related to the Senior Secured Notes due 2026 denominated in U.S. dollars. Upon issuance of the Notes, we entered into cross-currency swaps pursuant to which we exchange a fixed amount of U.S. dollars for a fixed amount of Euro and Peruvian Soles (fixed-fixed rate cross-currency swaps). We have also entered cross-currency swaps in which we exchange a fixed amount of U.S. dollars for a variable amount of Brazilian Reais (fixed-floating rate cross-currency swaps). The variable amount of Brazilian Reais is determined as a percentage of CDI (the Brazilian Interbank Market Rate).
The total amount of interest (coupon) payments is covered until the final maturity date (February 2026) of the Senior Secured Notes due 2026. The cross-currency swaps in place also include Principal Exchange in the same currency pairs mentioned above, which mature in February 2024. The referred cross-currency swaps are the only derivative transactions we have in place in Atento Group.
As of December 31, 2022, the estimated fair value of the cross-currency swaps totaled a net liability of 127.7 million U.S. dollars (net asset of 39.9 million U.S. dollars as of December 31, 2021).
The tables below shows the change in fair value (variation) of a +/-10 percentage points on exchange rate on the value of the cross‑currency swaps:

Thousands of U.S. dollars
CROSS-CURRENCY FX	2022
FAIR VALUE	(127,707)
+10.0%	68,901
-10.0%	(7,568)
The table below show the position of financial assets and liabilities presented by functional and transaction currency as well its sensitivity analysis, respectively:

2021	Financial assets(*)			Financial liabilities(*)
Functional currency - financial asset/liability currency	Functional currency (thousands)	Asset currency (thousands)	U.S. Dollar (thousands)	Functional currency (thousands)	Liability currency (thousands)	U.S. Dollar (thousands)
Euro - Colombian Pesos	164	738,209	185	—	—	—
Euro - Dirham Moroccan	1,315	13,822	1,489	—	—	—
Euro - Peruvian Nuevos Soles	728	3,298	825	—	—	—
Euro - USD	661	749	749	—	—	—
Chilean Pesos – USD	2,961,535	3,483	3,483	51	—	—
Mexican Pesos – USD	897	44	44	—	—	—
Brazilian Reais – USD	—	—	—	—	—	—
Guatemalan Quetzal – USD	676	88	88	—	—	—
Colombian Pesos – USD	835,738	209	209	9,495,983	2,385	2,385
Peruvian Nuevos Soles - USD	19,015	4,784	4,784	4,160	1,041	1,041
United States Dolar - Euro	—	9	—	—	—	—
United States Dolar - MXN	199	176	199	—	—	—
Chilean Pesos – Euro	7	141	7	—	—	—
USD-GBP	3	2	3	—	—	—
UYU-USD	36,412	815	815	—	—	—

2021	Sensitivity analysis
Functional currency - financial asset/liability currency	Appreciation of asset/liability currency vs functional currency		Appreciation of financial assets in functional currency	Statements of operations (thousands of U.S. dollar)	Appreciation of financial liabilities in functional currency	Statements of operations (thousands of U.S. dollar)
Euro - Colombian Pesos	10%	4,058.2	182	21	—	—
Euro - Dirham Moroccan	10%	9.5	1,461	165	—	—
Euro - Peruvian Nuevos Soles	10%	4.1	809	92	—	—
Euro - USD	10%	1.0	735	83	—	—
Chilean Pesos – USD	10%	—	3,290,595	387	57	—
Mexican Pesos – USD	10%	—	996	5	—	—
Brazilian Reais – USD	10%	0.2	—	—	—	—
Guatemalan Quetzal – USD	10%	0.1	753	10	—	—
Colombian Pesos – USD	10%	—	923,760	22	10,551,093	(265)
Peruvian Nuevos Soles - USD	10%	0.2	21,250	559	4,623	(116)
United States Dolar - Euro	10%	23.1	—	2	—	—
United States Dolar - MXN	10%	0.8	221	22	—	—
Chilean Pesos – Euro	10%	18.4	8	1	—	—
USD-GBP	10%	0.7	4	—	—	—
UYU-USD	10%	—	40,457	4,046	—	—

(*)    Financial liabilities correspond to borrowing in currencies other than functional currencies. Financial assets correspond to cash and cash equivalents in currencies other than functional currencies.

2022	Financial assets(*)			Financial liabilities(*)
Functional currency - financial asset/liability currency	Functional currency (thousands)	Asset currency (thousands)	U.S. Dollar (thousands)	Functional currency (thousands)	Liability currency (thousands)	U.S. Dollar (thousands)
Euro - Colombian Pesos	698	3,610,657	745	—	—	—
Euro - Dirham Moroccan	607	6,985	647	—	—	—
Euro - Peruvian Nuevos Soles	467	1,897	498	—	—	—
Euro - USD	1,413	1,501	1,501	—	—	—
Chilean Pesos – USD	275,711	321	321	22,805	27	27
Mexican Pesos – USD	55,429	2,847	2,847	—	—	—
Brazilian Reais – USD	—	—	—	—	—	—
Guatemalan Quetzal – USD	2,353	300	300	—	—	—
Colombian Pesos – USD	84,947	18	18	10,594,995	2,203	2,203
Peruvian Nuevos Soles - USD	4,790	1,254	1,254	3,114	815	815
United States Dolar - Euro	1	1	1	—	—	—
United States Dolar - MXN	7	146	7	—	—	—
Chilean Pesos – Euro	5	4	5	—	—	—
USD-GBP	13,095	327	327	—	—	—
UYU-USD	577	1	1	—	—	—

2022	Sensitivity analysis
Functional currency - financial asset/liability currency	Appreciation of asset/liability currency vs functional currency		Appreciation of financial assets in functional currency	Statements of operations (thousands of U.S. dollar)	Appreciation of financial liabilities in functional currency	Statements of operations (thousands of U.S. dollar)
Euro - Colombian Pesos	10%	4,617.5	782	89	—	—
Euro - Dirham Moroccan	10%	10.4	674	72	—	—
Euro - Peruvian Nuevos Soles	10%	3.7	517	54	—	—
Euro - USD	10%	1.0	1,564	162	—	—
Chilean Pesos – USD	10%	—	306,346	36	25,339	(3)
Mexican Pesos – USD	10%	0.1	61,588	316	—	—
Brazilian Reais – USD	10%	0.2	—	—	—	—
Guatemalan Quetzal – USD	10%	0.1	2,615	33	—	—
Colombian Pesos – USD	10%	—	94,385	2	11,772,216	(245)
Peruvian Nuevos Soles - USD	10%	0.2	5,323	139	3,460	(91)
United States Dolar - Euro	10%	0.8	1	—	—	—
United States Dolar - MXN	10%	17.5	8	1	—	—
Chilean Pesos – Euro	10%	0.7	5	1	—	—
USD-GBP	10%	—	14,550	1,455	—	—
UYU-USD	10%	—	641	—	—	—

(*)    Financial liabilities correspond to borrowing in currencies other than functional currencies. Financial assets correspond to cash and cash equivalents in currencies other than functional currencies.

b)    Credit risk
The Atento Group seeks to conduct all its business with reputable national and international companies and institutions established in their countries of origin, to minimize credit risk. As a result of this policy, the Atento Group has no material adjustments to make to its credit accounts (see Note 13). Accordingly, the Atento Group’s commercial credit risk management approach is based on continuous monitoring of the risks assumed and the financial resources necessary to manage the Group’s various units, in order to optimize the risk-reward relationship in the development and implementation of business plans in the course of their regular business.
Credit risk arising from cash and cash equivalents is managed by placing cash surpluses in high quality and highly liquid money-market assets. These placements are regulated by our Corporate Treasury policy based on the conditions prevailing in the markets and the countries where Atento operates. The Corporate Treasury policy establishes: (i) the maximum amounts to be invested per counterparty, based on their ratings (long- and short-term debt ratings); (ii) the maximum period of the investment; and (iii) the instruments in which the surpluses may be invested.
The Atento Group’s maximum exposure to credit risk is primarily limited to the carrying amounts of its financial assets. The Atento Group holds no guarantees as collection insurance.
c)    Liquidity risk
As of December 31, 2022, the Company presented negative shareholder equity amounting to $348.9 million, net loss amounting $295.6 million and negative working capital amounting $52.4 million. Additionally, the interest of debt paid during the year $82.0 million substantial share of the Company´s financial cost is mainly influenced to the Brazilian risk-free interest rate (“selic”) which substantially increased from 2% in January 2021 to 12.6% by the end of 2022. The challenges related to the sector in which the group operates; disruption from technology adoption, inflationary cost pressures; the post-pandemic macroeconomic challenging situation and reputational damage after the cyberattack occurred in 2021 led the Company to a higher pressure and an increased risk of cash short falls beginning 2023.
In the first half of 2023, the Company faced a series of concerning events indicating significant doubts about the Company's ability to continue operating, including:
I.Fitch Ratings downgraded Atento Luxco 1 S.A.'s Long-Term Foreign Currency Issuer Default Rating from 'B+' to 'B-'. Additionally, Atento's USD 500 million senior secured notes due 2026 were downgraded to 'B-'/'RR4' from 'B+'/'RR4', and Atento Brasil S.A.'s long-term National Scale Rating was lowered to 'B(bra)' from 'A-(bra)'.
II.The Company's level of indebtedness and debt commitments, including a USD 70 million loans and borrowings due in 2023 and payments related to Senior Secured Notes interest and coupon-only cross-currency swaps amounting to a total of USD 49 million in February and USD 46 million in August.
III.Atento's available credit facilities with financial institutions were restricted in 2023 due to rating downgrades and the company's financial health.
IV.Atento encountered a decline in cash and cash equivalents, resulting in postponed payments to specific supplier groups and tax obligations owed to tax authorities.
V.Operational performance declined, especially due to reduced volumes resulting from the termination of low-margin contracts, currency devaluation in emerging markets, and implementation delays with new clients, impacting new-year projections.
VI.Certain covenants were breached: (a) failure to provide certain financial reporting on a timely basis, (b) non-payment of a loan outstanding under the Company's revolving credit facility agreement dated 23 December 2021, (c) failure to comply with certain cost reimbursement requirements, and (d) non-compliance with a cash variance covenant applicable to certain debt instruments. Company’s noteholders have been notified of such defaults and have expressly undertaken under the “RSA” not to take any enforcement action against the Group for such defaults and have not indicated to the Company an intention to exercise their termination rights.
Given the context mentioned above, Atento experienced liquidity stress due to the consumption of cash and equivalents. As a result, the Company entered into a Restructuring Plan (see note 2).
d)    External risk
We were the target of a cybersecurity incident which disrupted our systems
On October 17, 2021 Atento suffered a cyberattack. The Company detected the attempted cyberattack on our IT systems in Brazil and, in order to avoid risks to the group's customers, we began the process of isolating and suspending customers’ access to Atento's systems in Brazil. Contingency operational solutions were implemented to avoid any compromises to customers’ data and to minimize the impacts of the operations’ suspension. Services were carefully restored over the subsequent two weeks, with server cleaning at all company sites and operations in Brazil.
Atento was significantly impacted by the cyberattack. Despite not having made payments of ransom, Atento Brasil incurred expenses related to containing the threat, to implementing a prevention and contingency plan for reestablishing services, and to fines. These expenses included consulting firms, equipment leasing, software, infrastructure expenses, fines for delays in collecting tax forms, and additional payroll expenses due to increased personnel overtime related to reestablishing processes.
As part of the established procedures to monitor subsequent impact related to the cyberattack, the Company did not incur in any relevant agreement termination with our customers and is not aware of customers judicial disputes or judicial notification ongoing. All financial effects of the cyberattack was presented within its financial statements dated December 31, 2021. Despite the Company´s actions to remediate and prevent future attacks, the Company acknowledges that such events may occur in the future and result in the temporary suspension of services provided to clients.
In the first quarter of 2022, Atento has completed the compensation process related to an insurance policy of cyberattacks by $10.0 million. No other effect on financial statement was identified in 2022 in relation to the cybersecurity incident occurred in 2021.
4.2    Capital Management
The Atento Group’s Finance Department, which oversees the capital management, takes various factors into consideration when determining the Group’s capital structure. The Atento Group’s capital management goal is to determine the financial resources necessary to continue its recurring activities, as going concern.
As described above the Company presented a negative shareholder equity and a relevant high financial leverage. The current restructuring plan (see note 2) is seeking to avoid the Company entering into insolvent liquidation in the future; stabilize the group, right-size and deleverage company´s debt; return to a sustainable financial health and additional equity financing.
Net financial debt with third parties at December 31, 2021 and 2022 is as follows:

	Thousands of U.S. dollars
	2021	2022
Senior Secured Notes (Note 17)	503,945	505,817
Super Senior Credit Facility (Note 17)	25,027	44,050
Bank borrowings (Note 17)	33,475	66,943
Lease liabilities (Note 17)	155,832	126,559
Less: Cash and cash equivalents (Note 15)	(128,824)	(82,927)
Net debt with third parties	589,455	660,442